December 31, 2001

Annual Report

The Victory Variable Insurance Funds

Investment Quality Bond Fund
Diversified Stock Fund
Small Company Opportunity Fund

Victory Variable Insurance Funds
LOGO (R)

                              Table of Contents

Portfolio Commentaries                                                        2

Financial Statements

Schedules of Investments                                                      6

Statements of Assets and Liabilities                                         12

Statements of Operations                                                     13

Statements of Changes in Net Assets                                          14

Financial Highlights                                                         15

Notes to Financial Statements                                                18

Report of Independent Accountants                                            21

Victory Capital Management Inc., a subsidiary of KeyCorp, is the investment adviser to The Victory Variable Insurance Funds. The Victory Variable Insurance Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. Victory Capital Management Inc. receives a fee for its services from The Victory Variable Insurance Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The Victory Variable Insurance Funds.

                               NOT FDIC INSURED
    Shares of The Victory Variable Insurance Funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by,any KeyCorp bank, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

The Victory Variable Insurance Funds
LOGO (R)

Call Victory at:
800-539-FUND (800-539-3863)

Visit our web site at:
www.victoryfunds.com

Portfolio Commentaries

Investment Quality Bond Fund

The Investment Quality Bond Fund underperformed its benchmark, the Lehman Aggregate*. In its second full year of existence, the Fund returned 6.49% (Class A Shares) versus an 8.44% return for the Lehman Aggregate*. The Fund underperformed Lehman Aggregate* due to being underweighted in the corporate and agency sectors because of spread tightening during the year. The Mortgage Backed Securities sector was also underweighted which benefited the portfolio due to spread widening in this sector, but this was offset by the lower yield advantage.

   2001 welcomed the new President Bush and the beginning of a recession. The Federal Open Market Committee acted to provide liquidity and out performance to the market as the economy continued to slow, cutting the Federal funds rate eleven times throughout the year to its current rate of 1.75%.

   The Fund continues to be overweighted in treasuries and underweighted in corporates and agencies, reflecting a continued focus of liquidity.

*The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than one Year), investment-grade fixed income securities. An investor cannot invest directly in an index.

Investment Quality Bond Fund

(Dollars in thousands)

              Investment Quality        Lehman Aggregate

6/30/99           10000                     10000
7/31/99           10030                      9958
8/31/99           10020                      9953
9/30/99           10102                     10069
10/31/99          10092                     10106
11/30/99          10072                     10105
12/31/99          10021                     10056
1/31/2000         10000                     10023
2/29/2000         10133                     10144
3/31/2000         10274                     10278
4/30/2000         10233                     10248
5/31/2000         10212                     10243
6/30/2000         10403                     10456
7/31/2000         10487                     10552
8/31/2000         10624                     10705
9/30/2000         10687                     10772
10/31/2000        10740                     10843
11/30/2000        10911                     11021
12/31/2000        11125                     11226
1/31/2001         11255                     11409
2/28/2001         11353                     11508
3/31/2001         11414                     11566
4/30/2001         11315                     11517
5/31/2001         11348                     11586
6/30/2001         11385                     11630
7/31/2001         11619                     11891
8/31/2001         11742                     12027
9/30/2001         11899                     12167
10/31/2001        12147                     12421
11/30/2001        11937                     12250
12/31/2001        11847                     12171


Graph reflects investment growth of a $10,000 investment. Past performance is not predictive of future results.

                                 Total Return
                           As of December 31, 2001

          One Year                                           6.49%

          Since Inception
          7/1/99                                             7.00%

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions. Total returns for more than one year are average annual total returns.

Past performance is no guarantee of future results. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

                                                         Portfolio Commentaries

Diversified Stock Fund

In a difficult investing year, the Diversified Stock Fund substantially outperformed its benchmark, the Standard & Poor's 500 Stock Index*. In its second full year of existence, the Fund returned 0.32% (Class A at NAV) versus an 11.9% decline for the S&P 500*.

   2001 welcomed the new President Bush and the beginning of a recession in the manufacturing sector. Eleven interest rate reductions later, the recession has deepened and broadened to include the consumer and most of the global economies as well. An inventory glut and excess capacity particularly affected the technology sector, and the impact of the negative wealth effect due to the NASDAQ** decline further weakened business activity. The terrorist attacks of September 11th only exacerbated an already faltering economy.

   The stock market continued its rotation toward value up until the latter part of 2001, when growth stocks recaptured much of the lost ground. For the year, the S&P Barra Value Index*** declined 11.7%, versus a 12.7% decline in the S&P Barra Growth Index****.

   The Diversified Stock Fund's flexible style enabled it to outperform in a very challenging environment. Contributing to the Fund's outperformance was superior stock selection in the technology sector. Within the technology sector, a more defensive, valuation driven approach worked well early in the year, with holdings in large broadly diversified companies with fairly stable earnings patterns, such as International Business Machines and Microsoft. A strong overweight in technology toward the end of the year also helped performance, as these stocks were sold off after the September 11th events, and performed well as the equity markets anticipated a recovery in the fourth quarter. Emphasizing the basic industry and capital goods sectors also lifted performance, with Alcoa, Caterpillar, and Kennametal being top contributors in these sectors. The manufacturing sector was the first to experience weakness, and with little top line growth, companies have focused internally on cutting costs and improving balance sheets, positioning themselves to potentially be the leaders in an eventual rebound. Lastly, positions were reduced in the financial sector throughout the year, cutting from the banking and financial services' industries as credit quality concerns loom.

     We are prudently optimistic as we move into 2002. Rising unemployment, deteriorating consumer confidence, and the potential for a protracted and difficult war against terrorism are persuasive factors working against the capital markets. Concurrently, however, interest rates are at their lowest levels in decades, energy prices have fallen, tax cuts have been initiated, the country has a renewed sense of unity, and many stocks are at attractive valuation levels. We maintain our belief that the market will anticipate an economic recovery in the near term, and are positioned in sectors that would be beneficiaries of the recovery. Our commitment remains to stocks that have low expectations, superior valuation characteristics, and a compelling catalyst for change.


Diversified Stock Fund

(Dollars in thousands)


            Diversified Stock               S&P 500

6/30/99           10000                      10000
7/31/99            9730                       9688
8/31/99            9600                       9640
9/30/99            9163                       9375
10/31/99           9434                       9969
11/30/99           9735                      10171
12/31/99          10121                      10771
1/31/2000          9850                      10229
2/29/2000          9669                      10036
3/31/2000         10482                      11018
4/30/2000          9939                      10686
5/31/2000          9858                      10467
6/30/2000          9882                      10725
7/31/2000          9822                      10557
8/31/2000         10518                      11213
9/30/2000         10076                      10621
10/31/2000        10410                      10576
11/30/2000         9681                       9742
12/31/2000        10006                       9790
1/31/2001         10685                      10137
2/28/2001         10168                       9213
3/31/2001          9660                       8629
4/30/2001         10462                       9300
5/31/2001         10705                       9362
6/30/2001         10389                       9134
7/31/2001         10460                       9044
8/31/2001          9789                       8478
9/30/2001          8884                       7794
10/31/2001         9211                       7942
11/30/2001        10017                       8551
12/31/2001        10037                       8626



Graph reflects investment growth of a $10,000 investment. Past performance is not predictive of future results.

                                 Total Return
                           As of December 31, 2001

          One Year                                           0.32%

          Since Inception
          7/1/99                                             0.15%

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions. Total returns for more than one year are average annual total returns.

Past performance is no guarantee of future results. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

    *The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large- size companies.

   **The NASDAQ Composite Index (NASDAQ) is an unmanaged index, generally representative of the performance of smaller company stocks. The Index is a disproportionately tech-heavy index.

  ***The S&P Barra Value Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have lower price-to-book ratios.

 ****The S&P Barra Growth Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have higher price-to-book ratios.

An investor cannot invest directly in an index.

Portfolio Commentaries

Small Company Opportunity Fund

The year came to a close on the heels of a strong, broad-based fourth quarter rally in the stock market. However, the equity markets provided their share of challenges in 2001 as investors generally endured a second consecutive year of negative returns. Although the year was one of the worst since 1974, small cap stocks managed to provide the only ray of sunshine. For the third successive year, small caps beat large caps in the annual performance race as the Russell 2000 Index* outpaced the S&P 500** by returning 2.48% versus -11.89%. In the end, small caps were the only asset class to post a positive return for the year as measured by the broad indexes of both Standard & Poor's and the Frank Russell Company. This outperformance is consistent with historical form as 2001marked the ninth occurrence where small caps outpaced large caps during the twelve periods of expansionary monetary policy by the Federal Reserve since 1954. In terms of style, small growth stocks, measured by the Russell 2000 Growth Index***, gained an impressive 26.17% during the fourth quarter which beat small value's return, measured by the Russell 2000 Value Index****, of 16.72%. But it was the Russell 2000 Value Index**** that shined brightest for the year by returning 14.02% compared to -9.23% for the Russell 2000 Growth Index.*** Given the economic uncertainty for most of the year, it is not surprising that consumer staples delivered the best overall return among the small cap sectors. Real Estate Investment Trusts ("REITs") and consumer discretionary had similarly impressive performance. On the negative side, energy, technology and utilities proved to be the biggest detractors from performance for the year.

   As the fourth quarter got underway, the small cap portfolio was overweighted in financials, but underweighted in REITs. Although the financial holdings performed modestly well, the relative underweight in REITs proved costly as it was among the best performing sectors for the year. Similarly, the lack of exposure to the consumer staples sector hurt performance since it was the best performing sector for the benchmark. As for technology, a relative underweight for the portfolio was additive for most of the year, but did hold back returns in the fourth quarter as the group made significant gains. As far as stock selection, our technology holdings performed on par with the index for the quarter. Poor performance by the utility group proved the relative underweight to be a good

                                                       (Continued on next page)

Small Company Opportunity Fund

(Dollars in thousands)

          Small Company Opportunity      Russell 2000

6/30/99           10000                      10000
7/31/99            9720                       9726
8/31/99            9300                       9366
9/30/99            9082                       9368
10/31/99           9122                       9406
11/30/99           9433                       9967
12/31/99           9957                      11096
1/31/2000          9263                      10917
2/29/2000          9423                      12720
3/31/2000         10326                      11882
4/30/2000         10407                      11167
5/31/2000         10236                      10516
6/30/2000         10770                      11433
7/31/2000         10801                      11064
8/31/2000         11789                      11909
9/30/2000         11560                      11559
10/31/2000        11389                      11043
11/30/2000        10783                       9909
12/31/2000        12045                      10760
1/31/2001         12125                      11320
2/28/2001         11377                      10578
3/31/2001         10848                      10060
4/30/2001         11394                      10847
5/31/2001         11607                      11114
6/30/2001         12120                      11497
7/31/2001         11917                      10875
8/31/2001         11340                      10524
9/30/2001         10231                       9108
10/31/2001        10454                       9640
11/30/2001        10778                      10387
12/31/2001        11296                      11028


Graph reflects investment growth of a $10,000 investment. Past performance is not predictive of future results.

                                 Total Return
                           As of December 31, 2001

          One Year                                          -6.21%

          Since Inception
          7/1/99                                             4.99%

                                                         Portfolio Commentaries
call for the period. Consumer discretionary and energy represented sector overweights at the beginning of the quarter. The consumer discretionary exposure helped overall returns, while energy proved to be difficult. Despite the negative performance turned in by the energy sector as a whole, our holdings actually provided positive returns and points to solid stock selection. Finally, the portfolio maintained modest overweights in producer durables and transportation coming into the fourth quarter.

   Among the largest holdings in the portfolio, strong relative performance was delivered by holdings within the consumer discretionary and transportation sectors. Specifically, discount store operator Fred's Inc. and long-term holding Advanced Marketing Services, Inc., posted strong gains for the quarter. This strong performance was somewhat offset in the group by the disappointing performance of BJ's Wholesale Club, Inc., Forward Air Corp., an airfreight courier, also garnered strong returns during the fourth quarter. Other top holdings that performed well during the period included Sandy Springs Bancorp, Inc., Timberland Co., EMCOR Group, Inc., MCSi, Inc. and Sunrise Assisted Living, Inc. Conversely, although ITLA Capital Corp., Maximus, Inc., R&G Financial Corp. and O'Charley's, Inc. posted positive gains for the period, they were relative underperformers for the portfolio. The final result was that the portfolio underperformed both the Russell 2000 Growth*** and the Russell 2000 Value**** for both the fourth quarter and the calendar year.

   Changes to the portfolio's sector allocation included a reduction in both the health care and financial weight. Strong performance from individual health care holdings provided an opportunity to harvest some gains. Although the health care sector continues to deliver superior relative earnings growth, this fact is amply discounted into the current valuation of the group. Financial exposure was also reduced primarily in the consumer finance area as the outlook for consumer credit becomes less attractive. As far as sector weight increases, we continued to increase weights in transportation and materials, as those sectors should be early beneficiaries of an economic recovery. As for the materials sector, we added primarily to the chemical group as well as the paper and forest product area. New positions were added in the consumer discretionary sector in order to increase the relative weight. The increases were focused in consumer and business services as opposed to retail and apparel areas.

   The recent market volatility provided some opportunity to increase existing as well as initiate new positions in the portfolio. We added positions in the business services area through the purchase of United Stationers, Inc., a provider of office products and logistics. Office equipment and service provider Global Imaging Systems was also added during the period. Quaker Chemical Corp., a specialty chemical producer, and Universal Forest Products, Inc., producer of lumber products, were purchased to increase our materials weighting. Finally, semiconductor equipment company, FEI Company was added to the portfolio. On the sale side, a disappointing earnings announcement led to the sale of the portfolio's position in Alpharma. Also, continued lackluster retail sales and a deteriorating growth outlook caused us to eliminate our position in Men's Wearhouse.

   Looking to the new year, we believe the portfolio is positioned to benefit from an economic recovery. The small cap portfolio continues to be underweighted in consumer staples, REITs and utilities. We maintain a slight underweight in the technology sector, however we remain poised to increase the weighting opportunistically. Current positioning also represents slight overweights relative to the benchmark in transportation, materials, producer durables, consumer discretionary, financials and energy.

    *The Russell 2000 Index (Russell 2000) is an unmanaged index, generally representative of the performance of domestically traded common stocks of small- to mid-sized companies.

   **The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large- size companies.

  ***The Russell 2000 Growth Index is an unmanaged index, generally representative of the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

 ****The Russell 2000 Value Index is an unmanaged index, generally representative of the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

An investor cannot invest directly in an index.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions. Total returns for more than one year are average annual total returns.

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure.

Past performance is no guarantee of future results. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings and investment policies are subject to change.

THE VICTORY VARIABLE INSURANCE FUNDS        Schedules of Investments Investment
Quality Bond Fund                                             December 31, 2001

(Amounts in Thousands)

                                           Principal     Market
Security Description                         Amount       Value

Asset Backed Securities (0.9%)

MBNA Master Credit Card Trust,
   Series 1997-I, Class A,
   6.55%, 1/15/07                             $ 20       $  21

Total Asset Backed Securities (Cost $20)                    21

Commercial Paper (5.5%)

General Electric Capital Corp.,
   1.82%, 1/2/01                               129         129

Total Commercial Paper (Cost $129)                         129

Corporate Bonds (16.5%)

Banks (0.9%):
Bank of America Corp.,
   6.50%, 8/15/03                               20          21

Financial Services (6.3%):
Barclays Bank PLC,
   7.40%, 12/15/09                               5           5
Citigroup, Inc.,
   6.75%, 12/1/05                               10          11
Citigroup, Inc.,
   6.50%, 1/18/11                               25          26
General Electric Capital Corp.,
   7.38%, 1/19/10, MTN                          25          27
Household Finance Corp.,
   7.88%, 3/1/07                                25          27
Merrill Lynch & Co., Inc.,
   7.18%, 2/11/03, MTN                           5           5
Merrill Lynch & Co., Inc.,
   6.00%, 2/12/03                               20          21
Morgan Stanley Dean Witter,
   7.13%, 1/15/03                               25          26

                                                           148

Food Distributors,
   Supermarkets & Wholesalers (1.6%):
Albertson's, Inc.,
   6.55%, 8/1/04                                35          37

Food Processing & Packaging (0.5%):
Unilever Capital Corp.,
   7.13%, 11/1/10                               10          11

Insurance (0.9%):
American General Corp.,
   7.50%, 8/11/10                               20          22

Manufacturing-- Miscellaneous (0.9%):
Honeywell International, Inc.,
   6.88%, 10/3/05                               20          21

Media (0.2%):
Viacom, Inc.,
   7.70%, 7/30/10                                5           5

Oil-- Integrated Companies (1.3%):
Atlantic Richfield,
   5.55%, 4/15/03                               30          31

                                           Principal     Market
Security Description                        Amount       Value

Retail (0.5%):
Target Corp.,
   7.50%, 8/15/10                             $ 10       $  11

Retail-- Specialty Stores (1.3%):
Lowe's Cos., Inc.,
   8.25%, 6/1/10                                27          31

Semiconductors (0.5%):
Texas Instruments, Inc.,
   7.00%, 8/15/04                               10          11

Telecommunications (0.9%):
GTE Corp.,
   6.84%, 4/15/18                               10          10
WorldCom, Inc.,
   7.88%, 5/15/03                               10          10

                                                            20

Utilities -- Electric (0.7%):
Duke Energy Corp.,
   7.38%, 3/1/10                                15          16

Total Corporate Bonds (Cost $360)                          385

U.S. Government Agencies (28.6%)

Federal Home Loan Bank (15.5%):
4.50%, 7/7/03                                  350         359

Federal Home Loan
   Mortgage Corp. (2.5%):
5.00%, 1/15/04                                  25          26
7.00%, 3/15/10                                  30          32

                                                            58

Federal National Mortgage
   Association (10.6%):
7.00%, 7/15/05                                  20          22
5.50%, 2/15/06                                 100         102
7.25%, 1/15/10                                  19          21
6.00%, 5/15/11                                 100         102

                                                           247

Total U.S. Government Agencies (Cost $667)                 664

U.S. Government Mortgage Backed (7.2%)

Federal Home Loan
   Mortgage Corp. (2.3%):
6.50%, 9/1/28                                   14          14
6.50%, 2/1/29                                   18          18
7.00%, 7/1/29                                   21          21

                                                            53

Federal National Mortgage
   Association (4.9%):
10.50%, 1/1/09                                  14          15
7.00%, 12/1/29                                  98         100

                                                           115

Total U.S. Government Mortgage Backed (Cost $165)           16

                      See notes to financial statements.

THE VICTORY VARIABLE INSURANCE FUNDS        Schedules of Investments--continued
Investment Quality Bond Fund                                  December 31, 2001

(Amounts in Thousands)

                                           Principal     Market
Security Description                        Amount       Value

U.S. Treasury Obligations (39.9%)

U.S. Treasury Bonds (10.3%):
7.50%, 11/15/16                               $ 27       $  32
8.75%, 8/15/20                                  36          48
8.00%, 11/15/21                                 20          25
7.13%, 2/15/23                                  30          35
6.25%, 5/15/30                                  92         100

                                                           240

U.S. Treasury Notes (29.6%):

6.38%, 8/15/02                                  40          41
5.75%, 4/30/03                                  77          80
5.88%, 11/15/04                                254         270
5.75%, 11/15/05                                 25          26
7.00%, 7/15/06                                  60          66
3.50% 11/15/06                                  12          12
6.00%, 8/15/09                                  37          39
5.00%, 2/15/11                                 128         128
5.00%, 8/15/11                                  25          25

                                                           687

Total U.S. Treasury Obligations (Cost $896)                927

Total Investments (Cost $2,237) (a)-- 98.6%              2,294

Other assets in excess of liabilities-- 1.4%                33

TOTAL NET ASSETS-- 100.0%                               $2,327

a) Cost for federal income taxes is the same as cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                              $ 70
     Unrealized depreciation                               (13)

     Net unrealized appreciation                          $ 57

MTN  -- Medium Term Note

                      See notes to financial statements.

THE VICTORY VARIABLE INSURANCE FUNDS                   Schedules of Investments
Diversified Stock Fund                                        December 31, 2001

(Amounts in Thousands, Except Shares)

                                           Shares or
                                          Principal     Market
Security Description                        Amount       Value

Commercial Paper (5.2%)

General Electric Capital Corp.,
   1.82%, 1/2/01                           $ 1,064     $ 1,064

Total Commercial Paper (Cost $1,064)                     1,064

Common Stocks (96.3%)

Aerospace/Defense (1.6%):
Honeywell International, Inc.                9,700         328

Aluminum (2.3%):
Alcoa, Inc.                                 13,112         466

Automotive Parts (2.5%):
Eaton Corp.                                  4,000         298
TRW, Inc.                                    6,000         222

                                                           520

Banks (3.5%):
Mellon Financial Corp.                       8,000         301
Wachovia Corp.                              13,000         408

                                                           709

Biotechnology (2.8%):
Amgen, Inc. (b)                              6,000         339
Chiron Corp. (b)                             3,400         149
Genentech, Inc. (b)                          1,500          81

                                                           569

Chemicals -- General (0.8%):
Praxair, Inc.                                3,000         166

Computers & Peripherals (9.2%):
Dell Computer Corp. (b)                     16,500         448
EMC Corp. (b)                               14,000         188
Hewlett-Packard Co.                         15,600         320
International Business Machines Corp.        2,500         302
Sun Microsystems, Inc. (b)                  30,800         379
Unisys Corp. (b)                            19,500         245

                                                         1,882

Cosmetics & Toiletries (4.1%):
Gillette Co.                                11,000         367
Kimberly-Clark Corp.                         8,000         479

                                                           846

Electrical Equipment (1.3%):
Emerson Electric Co.                         4,500         257

Electronic & Electrical-- General (2.9%):
General Electric Co.                         6,800         273
Texas Instruments, Inc.                     11,500         322

                                                           595

Electronics (0.3%):
Thermo Electron Corp. (b)                    2,900          69

Entertainment (1.0%):
Walt Disney Co.                             10,000         207

                                                        Market
Security Description                        Shares       Value

Financial & Insurance (0.7%):
AMBAC Financial Group, Inc.                  2,500      $  145

Financial Services (2.7%):
Citigroup, Inc.                              6,232         314
Franklin Resources, Inc.                     7,000         247

                                                           561

Forest Products --
   Lumber & Paper (1.1%):
International Paper Co.                      5,700         230

Health Care (1.0%):
Medtronic, Inc.                              4,000         205

Heavy Machinery (6.0%):
Caterpillar, Inc.                           10,900         569
Deere & Co.                                  7,500         327
Ingersoll-Rand Co.                           7,725         323

                                                         1,219

Insurance -- Multi-Line (2.3%):
Allstate Corp.                               2,500          84
American International Group, Inc.           4,824         383

                                                           467

Insurance -- Property,
   Casualty, Health (3.0%):
Chubb Corp.                                  4,600         318
St. Paul Cos., Inc.                          6,900         303

                                                           621

Manufacturing -- Miscellaneous (3.5%):
Minnesota Mining & Manufacturing Co.         4,000         473
Textron, Inc.                                6,000         249

                                                           722

Media (1.1%):
Viacom, Inc., Class B (b)                    5,200         230

Medical Supplies (0.6%):
Biomet, Inc.                                 4,050         125
Viasys Healthcare, Inc. (b)                      1           0

                                                           125

Metals -- Fabrication (0.4%):
Kennametal, Inc.                             1,950          79

Oil & Gas Exploration,
   Production & Services (5.4%):
Anadarko Petroleum Corp.                     8,000         455
Kerr-McGee Corp.                             4,800         263
Noble Affiliates, Inc.                       4,675         165
Transocean Sedco Forex, Inc.                 6,500         220

                                                         1,103

Oilfield Services & Equipment (2.4%):
Schlumberger Ltd.                            9,000         495

Pharmaceuticals (10.9%):
Abbott Laboratories                          4,825         269
American Home Products Corp.                 6,600         405

                      See notes to financial statements.

THE VICTORY VARIABLE INSURANCE FUNDS        Schedules of Investments--continued
Diversified Stock Fund                                       December 31, 2001

(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Bristol-Myers Squibb Co.                     9,800      $  500
GlaxoSmithKline PLC-ADR                      3,900         194
Merck & Co., Inc.                            5,500         323
Pharmacia Corp.                             12,000         511

                                                         2,202

Railroads (2.0%):
Norfolk Southern Corp.                      22,000         403

Retail (1.5%):
Target Corp.                                 7,500         308

Retail -- Specialty Stores (1.5%):
Tiffany & Co.                                9,500         299

Semiconductors (5.5%):
Altera Corp. (b)                            11,500         244
Applied Materials, Inc. (b)                  7,000         281
Intel Corp.                                 12,000         377
LSI Logic Corp. (b)                         13,500         213

                                                         1,115

Software & Computer Services (1.4%):
Microsoft Corp. (b)                          4,200         278

Telecommunications-- Cellular (3.1%):
AT&T Wireless Services, Inc. (b)            24,273         349
Sprint PCS Group (b)                        12,000         293

                                                           642

Telecommunications -- Equipment (5.4%):
Motorola, Inc.                              31,000         466
Nokia Corp.-- ADR                           19,000         466
Nortel Networks Corp.                       22,000         165

                                                         1,097

Utilities-Telecommunications (2.5%):
AT&T Corp.                                  15,000         272
SBC Communications, Inc.                     6,200         243

                                                           515

Total Common Stocks (Cost $19,228)                      19,675

Total Investments (Cost $20,292) (a) -- 101.5%           20,739

Liabilities in excess of other assets -- (1.5)%           (308)

TOTAL NET ASSETS -- 100.0%                              $20,431

(a) Cost for federal income taxes is $20,396 and differs from cost basis for financial reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $104. Net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                           $ 1,467
     Unrealized depreciation                            (1,124)

     Net unrealized appreciation                       $   343

(b)  Non-income producing securities.

ADR  -- American Depositary Receipts

                      See notes to financial statements.

THE VICTORY VARIABLE INSURANCE FUNDS                   Schedules of Investments
Small Company Opportunity Fund                                December 31, 2001

(Amounts in Thousands, Except Shares)

                                          Shares or
                                          Principal     Market
Security Description                        Amount       Value

Commercial Paper (5.9%)

General Electric Capital Corp.,
   1.82%, 1/2/01                            $  162      $  162

Total Commercial Paper (Cost $162)                         162

Common Stocks (93.9%)

Aerospace/Defense Equipment (1.8%):
Curtiss-Wright Corp.                           575          28
Triumph Group, Inc. (b)                        650          21

                                                            49

Apparel (2.3%):
Gildan Activewear, Inc., Class A (b)         2,350          33
Phillips-Van Heusen Corp.                    2,800          31

                                                            64

Apparel/Footwear (1.2%):
Timberland Co. (b)                             925          34

Automotive (1.9%):
Group 1 Automotive, Inc. (b)                   800          23
Sonic Automotive, Inc. (b)                   1,250          29

                                                            52

Automotive Parts (1.0%):
BorgWarner, Inc.                               525          27

Banks (10.4%):
Chittenden Corp.                             1,131          31
Greater Bay Bancorp                          1,350          38
Irwin Financial Corp.                        1,325          23
Mercantile Bankshares Corp.                    825          36
R&G Financial Corp.                          2,900          49
Republic Bancorp, Inc.                       2,420          34
Sandy Spring Bancorp, Inc.                   1,463          46
Texas Regional Bancshares, Inc.                750          28

                                                           285

Building Materials (3.7%):
ABM Industries, Inc.                         1,300          41
Genlyte Group, Inc. (b)                      1,200          36
Universal Forest Products, Inc.              1,200          25

                                                           102

Chemicals (3.1%):
Cambrex Corp.                                  675          29
OM Group, Inc.                                 600          41
Quaker Chemical Corp.                          700          14

                                                            84

Conglomerates (0.8%):
Quixote Corp.                                1,125          21

Construction (1.7%):
EMCOR Group, Inc (b)                         1,000          45

Consulting Services (1.5%):
Maximus, Inc. (b)                              950          40

                                                        Market
Security Description                        Shares       Value

Distribution/Wholesale (4.9%):
Advanced Marketing Services, Inc.            2,862       $  52
Handleman Co. (b)                            2,600          39
United Stationers, Inc. (b)                  1,250          42

                                                           133

Electronics (2.1%):
C&D Technologies, Inc.                       1,500          34
Technitrol, Inc.                               800          22

                                                            56

Financial Services (0.6%):
WFS Financial, Inc. (b)                        650          16

Food Distributors,
   Supermarkets & Wholesalers (1.3%):
United Natural Foods, Inc. (b)               1,400          35

Health Care (3.0%):
Sunrise Assisted Living, Inc. (b)            1,875          54
Universal Health Services, Inc. (b)            650          28

                                                            82

Home Building (1.3%):
Meritage Corp. (b)                             700          36

Instruments-- Scientific (0.8%):
FEI Co. (b)                                    700          22

Insurance (4.8%):
Delphi Financial Group, Inc.                 1,050          35
Philadelphia Consolidated
   Holding Corp. (b)                           975          37
State Auto Financial Corp.                   1,300          21
Triad Guaranty, Inc. (b)                     1,050          38

                                                           131

Machine -- Diversified (3.2%):
JLG Industries, Inc.                         2,225          24
Stewart & Stevenson Services, Inc.           1,850          34
Thomas Industries, Inc.                      1,150          29

                                                            87

Manufacturing -- Diversified (1.1%):
Ameron International Corp.                     450          31

Medical Equipment & Supplies (1.9%):
Cooper Cos., Inc.                              650          32
PolyMedica Corp. (b)                         1,200          20

                                                            52

Metals -- Fabrication (2.3%):
Maverick Tube Corp. (b)                      2,250          29
Mueller Industries, Inc. (b)                   975          33

                                                            62

Networking Products (1.6%):
Anixter International, Inc. (b)              1,500          44

Office Equipment & Supplies (0.4%):
New England Business Service, Inc.             500          10

                      See notes to financial statements.

THE VICTORY VARIABLE INSURANCE FUNDS        Schedules of Investments--continued
Small Company Opportunity Fund                                December 31, 2001

(Amounts in Thousands, Except Shares)

                                                         Market
Security Description                         Shares       Value

Oil & Gas Exploration,
   Production & Services (2.0%):
Patina Oil & Gas Corp.                         975       $  27
Vintage Petroleum, Inc.                      1,900          27

                                                            54

Oil Marketing & Refining (1.1%):
Frontier Oil Corp.                           1,800          30

Pharmaceuticals (1.3%):
Medicis Pharmaceutical Corp.,
   Class A (b)                                 550          36

Physical Therapy (0.9%):
RehabCare Group, Inc. (b)                      825          24

Real Estate Investment Trusts (4.3%):
AMLI Residential Properties Trust            1,675          43
Bedford Property Investors, Inc.             1,825          41
Cousins Properties, Inc.                     1,325          32

                                                           116

Restaurants (1.3%):
O'Charley's, Inc. (b)                        1,925          36

Retail-- Discount (2.9%):
BJ's Wholesale Club, Inc. (b)                  800          35
Fred's, Inc.                                 1,100          45

                                                            80

Savings & Loans (7.3%):
Downey Financial Corp.                         775          32
FirstFed Financial Corp. (b)                 1,375          35
Flagstar Bancorp, Inc.                       1,500          30
ITLA Capital Corp. (b)                       1,800          38
PFF Bancorp, Inc.                            1,150          32
Roslyn Bancorp, Inc.                         1,962          34

                                                           201

Shipping (1.7%):
Alexander & Baldwin, Inc.                      550          15
Overseas Shipholding Group, Inc.             1,400          31

                                                            46

Software & Computer Services (2.1%):
MCSi, Inc. (b)                               1,825          42
SERENA Software, Inc. (b)                      625          14

                                                            56

                                                        Market
Security Description                        Shares       Value

Steel Producers (1.1%):
Reliance Steel & Aluminum Co.                1,150       $  30

Telecommunications (0.8%):
Black Box Corp. (b)                            400          21

Telecommunications -- Equipment (1.1%):
Tollgrade Communications, Inc. (b)             900          30

Toys (1.0%):
JAKKS Pacific, Inc. (b)                      1,350          26

Trucking & Leasing (2.4%):
Forward Air Corp. (b)                        1,100          38
Landstar System, Inc. (b)                      375          27

                                                            65

Utilities -- Electric (1.3%):
PNM Resources, Inc.                          1,300          36

Utilities-- Natural Gas (2.6%):
Cascade Natural Gas Corp.                    1,800          40
Energen Corp.                                1,250          31

                                                            71

Total Common Stocks (Cost $2,262)                        2,558

Total Investments (Cost $2,424) (a)-- 99.8%              2,720

Other assets in excess of liabilities-- 0.2%                 5

TOTAL NET ASSETS-- 100.0%                               $2,725

(a) Cost for federal income taxes is the same as cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

     Unrealized appreciation                             $ 403
     Unrealized depreciation                              (107)

     Net unrealized appreciation                         $ 296

(b)  Non-income producing security.

                      See notes to financial statements.

                                           Statements of Assets and Liabilities
The Victory Variable Insurance Funds                          December 31, 2001

(Amounts in Thousands, Except Per Share Amounts)



                                                                       Investment             Diversified           Small Company
                                                                         Quality                 Stock               Opportunity
                                                                        Bond Fund                Fund                   Fund

ASSETS:
Investments, at value (Cost $2,237;$20,292 & $2,424)                      $2,294                $20,739                $2,720
Interest and dividends receivable                                             35                     21                     2
Receivable from brokers for investments sold                                   -                    498                     -
Receivable from affiliates                                                     5                     20                     9

         Total Assets                                                      2,334                 21,278                 2,731

LIABILITIES:
Payable to brokers for investments purchased                                   -                    816                     -
Accrued expenses and other payables
     Custodian fees                                                            1                      2                     -
     Accounting fees                                                           -                      -                     1
     Transfer agent fees                                                       4                      3                     3
     Contract owner servicing fees                                             1                     10                     1
     Other                                                                     1                     16                     1

         Total Liabilities                                                     7                    847                     6

NET ASSETS:
Capital                                                                    2,246                 20,579                 2,519
Undistributed net investment income                                            3                      -                     -
Net unrealized appreciation from investments                                  57                    447                   296
Accumulated undistributed net realized gains
(losses) from investment transactions                                         21                   (595)                  (90)

         Net Assets                                                       $2,327                $20,431                $2,725

Outstanding units of beneficial interest (shares)                            225                  2,079                   245
Net asset value
     Offering and redemption price per share                              $10.34                 $ 9.83                $11.14


                     See notes to financial statements.

                                                       Statements of Operations
The Victory Variable Insurance Funds       For the Year Ended December 31, 2001

(Amounts in Thousands)



                                                                       Investment             Diversified           Small Company
                                                                         Quality                 Stock               Opportunity
                                                                        Bond Fund                Fund                   Fund

Investment Income:
Interest income                                                           $130                   $  32                   $  6
Dividend income                                                              -                     211                     25

     Total Income                                                          130                     243                     31

Expenses:
Investment advisory fees                                                     5                      51                      7
Administration fees                                                          1                       8                      1
Contract owner servicing fees                                                5                      34                      5
Accounting fees                                                             39                      39                     39
Custodian fees                                                               8                      14                     11
Legal and audit fees                                                        10                      85                     13
Trustees' fees and expenses                                                  5                      35                      6
Transfer agent fees                                                          3                       4                      2
Printing and other fees                                                      -                       9                      2

     Total Expenses                                                         76                     279                     86

Expenses voluntarily reduced                                                (5)                    (51)                    (7)

     Expenses before reimbursement                                          71                     228                     79
     Expenses reimbursed from distributor                                  (48)                    (58)                   (54)

     Net Expenses                                                           23                     170                     25

Net Investment Income                                                      107                      73                      6

Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions                    49                    (566)                    18
Net change in unrealized appreciation/depreciation
  on investment transactions                                               (10)                    469                   (176)

Net realized/unrealized gains and losses on investments                     39                     (97)                  (158)

Change in net assets resulting from operations                            $146                   $ (24)                 $(152)


                     See notes to financial statements.

The Victory Variable Insurance Funds        Statements of Changes in Net Assets

(Amounts in Thousands)



                                                 Investment                     Diversified                  Small Company
                                                   Quality                         Stock                      Opportunity
                                                  Bond Fund                        Fund                          Fund

                                            Year            Year           Year           Year            Year           Year
                                            Ended           Ended          Ended          Ended           Ended          Ended
                                        December 31,    December 31,   December 31,   December 31,    December 31,   December 31,
                                            2001            2000           2001           2000            2001           2000

From Investment Activities:
Operations:
     Net investment income                  $  107         $  120         $    73        $    77         $    6         $   10
     Net realized gains (losses)
     from investment transactions               49             (1)           (566)            38             18            (82)
     Net change in unrealized
     appreciation/depreciation
     from investments                          (10)            94             469           (201)          (176)           432

Change in net assets resulting
from operations                                146            213             (24)           (86)          (152)           360

Distributions to Shareholders:
     From net investment income               (108)          (123)            (75)           (75)            (7)           (10)
     From net realized gains from
     investment transactions                   (14)             -             (48)             -              -              -

Change in net assets from
distributions to shareholders                 (122)          (123)           (123)           (75)            (7)           (10)

Capital Transactions:
     Proceeds from shares issued                89            704           7,884          9,280            727            664
     Dividends reinvested                      122            123             123             74              7             10
     Cost of shares redeemed                  (177)          (377)           (295)          (328)          (186)           (57)

Change in net assets from
  capital transactions                          34            450           7,712          9,026            548            617

Change in net assets                            58            540           7,565          8,865            389            967

Net Assets:
     Beginning of period                     2,269          1,729          12,866          4,001          2,336          1,369

     End of period                          $2,327         $2,269         $20,431        $12,866         $2,725         $2,336

Share Transactions:
     Issued                                      9             72             794            931             65             62
     Reinvested                                 11             12              13              8              1              1
     Redeemed                                  (17)           (38)            (32)           (32)           (17)            (5)

Change in shares                                 3             46             775            907             49             58


                     See notes to financial statements.

The Victory Variable Insurance Funds                       Financial Highlights

(For a Share Outstanding Throughout Each Period)



                                                                                    Investment Quality Bond Fund

                                                                              Year                   Year            Six Months
                                                                              Ended                  Ended             Ended
                                                                           December 31,           December 31,      December 31,
                                                                              2001                   2000               1999<F2>

Net Asset Value, Beginning of Period                                         $10.24                 $ 9.80             $10.00

Investment Activities
     Net investment income                                                     0.49                   0.59               0.24
     Net realized and unrealized gains
       (losses) on investments                                                 0.16                   0.46              (0.22)

         Total from Investment Activities                                      0.65                   1.05               0.02

Distributions:
     Net investment income                                                    (0.49)                 (0.61)             (0.22)
     Net realized gains                                                       (0.06)                     -                  -

         Total Distributions                                                  (0.55)                 (0.61)             (0.22)

Net Asset Value, End of Period                                               $10.34                 $10.24             $ 9.80

Total Return                                                                   6.49%                 11.02%              0.21%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)                                            $2,327                 $2,269             $1,729
Ratio of expenses to average net assets <F5>                                   1.00%                  0.64%              0.60%<F4>
Ratio of net investment income to average net assets <F5>                      4.65%                  6.09%              5.41%<F4>
Ratio of expenses to average net assets<F1>                                    3.27%                  5.38%              8.90%<F4>
Ratio of net investment income to average net assets<F1>                       2.38%                  1.35%             (2.89)%<F4>
Portfolio turnover                                                               72%                   288%               191%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period from July 1, 1999 (commencement of operations) through
     December 31, 1999.

<F3> Not annualized.

<F4> Annualized.

<F5> The adviser has voluntarily agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Fund at a maximum of 1.00%.



                     See notes to financial statements.

The Victory Variable Insurance Funds                       Financial Highlights

(For a Share Outstanding Throughout Each Period)



                                                                                             Diversified Stock Fund

                                                                              Year                   Year            Six Months
                                                                             Ended                  Ended              Ended
                                                                           December 31,           December 31,       December 31,
                                                                              2001                   2000               1999<F2>

Net Asset Value, Beginning of Period                                        $  9.87                $ 10.07            $ 10.00

Investment Activities
     Net investment income                                                     0.04                   0.09               0.05
     Net realized and unrealized gains (losses) on investments                (0.01)                 (0.20)              0.07

         Total from Investment Activities                                      0.03                  (0.11)              0.12

Distributions:
     Net investment income                                                    (0.04)                 (0.09)             (0.05)
     Net realized gains                                                       (0.03)                     -                  -

         Total Distributions                                                  (0.07)                 (0.09)             (0.05)

Net Asset Value, End of Period                                              $  9.83                 $ 9.87             $10.07

Total Return                                                                   0.32%                 (1.14)%             1.21%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)                                           $20,431                $12,866            $ 4,001
Ratio of expenses to average net assets <F4>                                   1.00%                  0.79%              0.78%<F5>
Ratio of net investment income to average net assets <F4>                      0.43%                  0.98%              1.30%<F5>
Ratio of expenses to average net assets<F1>                                    1.64%                  2.76%              6.98%<F5>
Ratio of net investment income to average net assets<F1>                      (0.21)%                (0.99)%           (4.90)%<F5>
Portfolio turnover                                                               62%                    50%                10%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period from July 1, 1999 (commencement of operations) through
     December 31, 1999.

<F3> Not annualized.

<F4> As of May 1, 2001, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Fund at a maximum of 1.00% until at least April 30, 2002.

<F5> Annualized.



                     See notes to financial statements.

The Victory Variable Insurance Funds                       Financial Highlights

(For a Share Outstanding Throughout Each Period)



                                                                                        Small Company Opportunity Fund

                                                                              Year                   Year           Six Months
                                                                             Ended                  Ended             Ended
                                                                           December 31,           December 31,      December 31,
                                                                              2001                   2000             1999<F2>

Net Asset Value, Beginning of Period                                         $11.91                 $ 9.90             $10.00

Investment Activities
     Net investment income                                                     0.03                   0.06               0.03
     Net realized and unrealized gains (losses) on investments                (0.77)                  2.01              (0.08)

         Total from Investment Activities                                     (0.74)                  2.07              (0.05)

Distributions:
     Net investment income                                                    (0.03)                 (0.06)             (0.03)
     Return of capital                                                            -                      -              (0.02)

         Total Distributions                                                  (0.03)                 (0.06)             (0.05)

Net Asset Value, End of Period                                               $11.14                 $11.91              $9.90

Total Return                                                                  (6.21)%                20.97%             (0.43)%<F3>

Ratios/Supplementary Data:
Net Assets at end of period (000)                                            $2,725                 $2,336             $1,369
Ratio of expenses to average net assets <F4>                                   0.99%                  0.77%              0.75%<F5>
Ratio of net investment income to average net assets <F4>                      0.27%                  0.59%              0.72%<F5>
Ratio of expenses to average net assets<F1>                                    3.50%                  5.02%              9.63%<F5>
Ratio of net investment income to average net assets<F1>                      (2.24)%                (3.66)%            (8.16)%<F5>
Portfolio turnover                                                               47%                    34%                 9%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

<F2> For the period from July 1, 1999 (commencement of operations) through
     December 31, 1999.

<F3> Not annualized.

<F4> As of May 1, 2001, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Fund at a maximum of 1.00% until at least April 30, 2002.

<F5> Annualized.



                     See notes to financial statements.

                                                  Notes to Financial Statements
The Victory Variable Insurance Funds                          December 31, 2001

1.   Organization:

     The Victory Variable Insurance Funds (the "Trust") was organized as a Delaware business trust on February 11, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of two active funds: the Diversified Stock Fund and the Small Company Opportunity Fund (collectively, the "Funds"). The Investment Quality Bond Fund is no longer offering shares except that existing contract owners may reinvest dividends and distributions for additional shares of the Fund. Each of these Funds offers a single class of shares: Class A Shares.

     The Investment Quality Bond Fund seeks to provide a high level of income. The Diversified Stock Fund seeks to provide long-term growth of capital. The Small Company Opportunity Fund seeks to provide capital appreciation.

2.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Investments in the Funds are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded or on the basis of valuation procedures approved by the Board of Trustees. The differences between the cost and market values of investments held by the Funds are reflected as either unrealized appreciation or depreciation.

     Securities Transactions and Related Income:

     Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     Securities Lending:

     Each Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, Key Trust must maintain the loan collateral at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying Schedules of Investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. There were no securities on loan at December 31, 2001.

     Dividends to Shareholders:

     Dividends from net investment income are declared and paid monthly for the Investment Quality Bond Fund. Dividends from net investment income are declared and paid quarterly for the Diversified Stock Fund and the Small Company Opportunity Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                  Continued

The Victory Variable Insurance Funds                          December 31, 2001

     Federal Income Taxes:

     It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

     Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or other appropriate basis.

3.   Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows (amounts in thousands):

                                                Purchases      Sales

             Investment Quality Bond Fund       $ 1,622      $ 1,459
             Diversified Stock Fund              17,325        9,932
             Small Company Opportunity Fund       1,704        1,098

4.   Related Party Transactions:

     Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyCorp. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Key Bank National Association, a subsidiary of KeyCorp and an affiliate of the Adviser, serving as custodian for the Funds, receives custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio") an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as transfer agent for the Funds. Under the transfer agency agreement, BISYS is entitled to receive fees and reimbursements of out-of-pocket expenses incurred in providing transfer agent services.

     BISYS Ohio (the "Administrator") serves as the administrator to the Funds. Certain officers of the Funds are affiliated with BISYS. Such officers receive no direct payments or fees from the Funds for serving as officers.

     Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.05% of each Fund's average daily net assets. Pursuant to a Sub-Administration Agreement, the Administrator, and not the Trust, pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform some of the administrative duties of the Funds.

     BISYS Fund Services Limited Partnership serves as distributor (the "Distributor") for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

     BISYS Ohio also serves the Funds as fund accountant. Under the terms of the Fund Accounting Agreement, the fee is based on a percentage of the average daily net assets of the Funds with a minimum monthly fee of $2,500 per Fund.

     Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

     Additional information regarding related party transactions is as follows for the year ended December 31, 2001:

                                             Investment Advisory Fees

                                             Maximum
                                           Percentage
                                           of Average        Voluntary
                                              Daily             Fee
                                           Net Assets       Reductions

     Investment Quality Bond Fund             0.20%            $ 5
     Diversified Stock Fund                   0.30%             51
     Small Company Opportunity Fund           0.30%              7

                                  Continued

The Victory Variable Insurance Funds                          December 31, 2001

5.   Federal Income Tax Information (Unaudited):

     For the year ended December 31, 2001, the Funds' most recent fiscal year end for federal income tax purposes, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                        Qualified Dividend Income

     Investment Quality Bond Fund                    -- %
     Diversified Stock Fund                       66.54%
     Small Company Opportunity Fund               80.10%

     As of December 31, 2001, the Funds' most recent fiscal year end for federal income tax purposes, the Funds have the following capital loss carryforwards available to offset future capital gains (amounts in thousands):

                                       Amount                 Expires

     Diversified Stock Fund             $440                   2009
     Small Company Opportunity Fund       53                   2008

     Capital and foreign currency losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Diversified Stock Fund and Small Company Opportunity Fund have incurred, and will elect to defer a capital loss of $51 an $37 respectively (amount in thousands).

6.   Recent Accounting Pronouncements:

     In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize all premiums and accrete all discounts on fixed income securities. The Investment Quality Bond Fund adopted this provision on January 1, 2001. As a result, the Fund recorded cumulative effect adjustments to conform with accounting principles generally accepted in the United States. The effect of this adjustment was immaterial to the components of net assets.

                                  Continued

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
   The Victory Variable Insurance Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Investment Quality Bond Fund, Diversified Stock Fund, and Small Company Opportunity Fund (three portfolios constituting The Victory Variable Insurance Funds) (hereafter referred to as the "Funds") at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and examination of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio

February 14, 2002

The Victory Variable Insurance Funds                          December 31, 2001

Other Information Regarding Trustees (Unaudited):

Overall responsibility for management of the Trust rests with the members of the Board of Trustees (the "Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees, their ages, addresses, and their principal occupations during the past five years are as follows:



                                         Position(s)
                                          Held with
Name, Age and Address                the Trust     Principal Occupation During Past 5 Years

Dr. Harry Gazelle, 73                 Trustee      Retired radiologist, Drs. Hill and Thomas Corporation
17822 Lake Road
Lakewood, Ohio 44107

Frankie D. Hughes, 48                 Trustee      Principal and Chief Investment Officer (since 1993), Hughes
Hughes Capital Mgm't, Inc.                         Capital Management, Inc. (fixed income asset management)
315 Cameron Street, 2nd Fl.
Alexandria, Virginia 22314

Eugene J. McDonald, 68                Trustee      Executive Vice President and Chief Investment Officer for
Asset
Duke University                                    Management (since 1990), Duke University; President and CEO
Office of Investment Counsel                       (since 1990), Duke Management Company; Director, CCB
Suite 240                                          Financial Corporation, Flag Group of Mutual Funds, Greater
Durham, North Carolina 27705                       Triangle Community Foundation, North Carolina Bar Association
                                                   Investment Committee and Red Hat, Inc. (software, support, and training); Advisory Board Member, Ashford Capital Management and A. M. Pappas & Associates (venture development); Lead Director and Executive Committee member, National Commerce Bank
                                                   Corporation; Chairman, Hedged Equity Group of Winston Partners.

Dr. Thomas F. Morrissey, 67           Trustee      Professor (since 1970), Weatherhead School of Management, Case
Weatherhead School of                              Western University; from 1989 to 1995, Associate Dean,
Management                                         Weatherhead School of Management.
Case Western Reserve University
10900 Euclid Avenue
Cleveland, Ohio 44106-7235

Roger Noall, 65                       Trustee      Director, Alleghany Corporation (insurance, financial services and
c/o Brighton Apt. 1603                             industrial minerals) and Elite Information Systems, Inc.(financial,
8231 Bay Colony Drive                              legal and professional software); from 1996 to 2000, executive of
Naples, Florida 34108                              KeyCorp (retired February 2000).

Frank A. Weil, 69                     Trustee      Chairman and Chief Executive Officer (since 1984), Abacus &
Abacus & Associates                                Associates, Inc. (private investment firm); Director and President
147 E. 47th Street                                 of the Hickrill Foundation.
New York, New York 10017

Donald E. Weston, 65                  Trustee      Director, Cincinnati Milacron Commercial Corporation (financing)
McDonald Investments Inc.                          and Katchall Industries Int'l , Inc. (food industry disease prevention
580 Walnut Street                                  and safety); from October 1998 to March 2000, Chairman,
Cincinnati, Ohio 45202                             Gradison McDonald Investments (retired March 2000), a division
                                                   McDonald Investments Inc.; until October 1998, Chairman,
                                                   Gradison Division of McDonald & Company Securities, Inc. and
                                                   Director, McDonald & Company Investments Inc.

Leigh A. Wilson, 56                   President    Founder, Chairman and Chief Executive Officer (since 1989), New
New Century Care, Inc.                and Trustee  Century Care, Inc. (formerly known as Glenleigh International
53 Sylvan Road North                               Limited) (merchant bank); Principal (since 1995), New Century
Westport, Connecticut 06880                        Living, Inc. (senior housing and healthcare); Director (since 1981),
                                                   Chimney Rock Vineyard and Chimney Rock Winery; Trustee, The
                                                   Orbitex Funds.


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


The Victory Funds
3435 Stelzer Road
Columbus, Ohio 43219

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